EXHIBIT 32.1

                            SECTION 906 CERTIFICATION


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                                  Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of China Wi-Max Communications, Inc. for the year ended December 31, 2008, I, Steven T. Berman, President and Principal Executive Officer of China Wi-Max Communications, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such Annual Report on Form 10-K of China Wi-Max Communications, Inc. for the year ended December 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such Annual Report on Form 10-K of China Wi-Max Communications, Inc. for the year ended December 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of China Wi-Max Communications, Inc.


Date:  April 13, 2009


                                           /s/ Stephen T. Berman
                                           -----------------------------------
                                           Stephen T. Berman, President
                                           (Principal Executive Officer)


A signed original of this written statement required by Section 906 has been provided to China Wi-Max Communications, Inc. and will be retained by China Wi-Max Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.